SCHWAB INVESTMENTS
Schwab® Opportunistic Municipal Bond Fund
(formerly Schwab® High Yield Municipal Bond Fund)
(the fund)
Supplement dated October 7, 2021 to the fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Statutory Prospectus — On page 32, Under “Distribution and Taxes” section:
The second paragraph is deleted in its entirety and replaced with the following:
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund, except the Schwab Opportunistic Municipal Bond Fund, declares a dividend every business day, based on its determination of its net investment income, and pays its dividends on the last business day of every month. The Schwab Opportunistic Municipal Bond Fund declares and pays its dividends on the last business day of every month, based on its determination of net investment income. Although it cannot be guaranteed by the funds, the funds do not expect to make distributions that will be treated as return of capital. The funds expect to pay any capital gains distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distribution, if any, may be made available on the funds’ website: www.schwabfunds.com.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG116276-00 (10/21)